Property, Plant and Equipment	12 Months Ended
Dec. 31, 2019
Subclassifications of assets, liabilities and equities [abstract]
Property, Plant and Equipment
Property, Plant and Equipment

Property, Plant and Equipment	Oil and Gas Properties	Processing, Transportation and Storage	Upgrading	Refining	Retail and Other	Total
($ millions)
Cost
December 31, 2017	41,815	86	2,599	9,191	2,930	56,621
Additions	2,465	12	62	744	151	3,434
Acquisitions	64	—	—	3	—	67
Transfers from exploration and evaluation (note 8)	79	—	—	—	—	79
Intersegment transfers	—	—	—	(5)	5	—
Changes in asset retirement obligations (note 17)	43	2	(2)	(5)	7	45
Disposals and derecognition	(632)	—	—	(10)	(1)	(643)
Exchange adjustments	362	1	—	773	3	1,139
December 31, 2018	44,196	101	2,659	10,691	3,095	60,742
Transfers to right-of-use assets(1) (note 10)	(336)	—	—	(180)	—	(516)
Additions(2)	2,340	2	58	899	160	3,459
Acquisitions	10	—	—	—	—	10
Transfers from exploration and evaluation (note 8)	44	—	—	—	—	44
Transfers from right-of-use assets(3) (note 10)	101	—	—	—	—	101
Intersegment transfers	2	—	—	27	(29)	—
Changes in asset retirement obligations (note 17)	469	1	5	19	23	517
Disposals and derecognition	(16)	(2)	(1)	(943)	(2)	(964)
Exchange adjustments	(223)	(1)	—	(496)	(2)	(722)
December 31, 2019	46,587	101	2,721	10,017	3,245	62,671

Accumulated depletion, depreciation, amortization and impairment
December 31, 2017	(26,016)	(47)	(1,462)	(3,176)	(1,842)	(32,543)
Depletion, depreciation, amortization and impairment	(1,811)	(2)	(123)	(503)	(152)	(2,591)
Disposals and derecognition	586	—	—	10	—	596
Exchange adjustments	(138)	(1)	—	(264)	(1)	(404)
December 31, 2018	(27,379)	(50)	(1,585)	(3,933)	(1,995)	(34,942)
Transfers to right-of-use assets(1) (note 10)	12	—	—	40	—	52
Depletion, depreciation, amortization and impairment	(4,082)	(2)	(115)	(736)	(239)	(5,174)
Intersegment transfers	—	—	—	(17)	17	—
Disposals and derecognition	8	—	—	724	2	734
Exchange adjustments	93	1	—	187	1	282
December 31, 2019	(31,348)	(51)	(1,700)	(3,735)	(2,214)	(39,048)

Net book value
December 31, 2018	16,817	51	1,074	6,758	1,100	25,800
December 31, 2019	15,239	50	1,021	6,282	1,031	23,623

(1)    Transfer to right-of-use assets due to the adoption of IFRS 16 on January 1, 2019.
(2)    Includes $5 million of interest expense on lease liabilities allocated to the carrying amount of assets in Oil and Gas Properties.
(3)    Includes capitalized depreciation from right-of-use assets.

Costs of property, plant and equipment, including major development projects, not subject to depletion, depreciation and amortization as at December 31, 2019 were $6.8 billion (December 31, 2018 – $5.2 billion) including undeveloped land assets of $127 million as at December 31, 2019 (December 31, 2018 – $117 million).

Included in depletion, depreciation, amortization and impairment for the year ended December 31, 2019 is a pre-tax impairment expense of $2,240 million (December 31, 2018 – $nil) on assets on CGUs located at Sunrise, Western Canada and White Rose in the Exploration and Production segment. The impairment charge, reflected in the fourth quarter of 2019 and attributed to the CGUs noted above, was a result of sustained declines in forecasted short and long-term crude oil and natural gas prices and management's decision to reduce capital investment in those CGUs. The recoverable amount of the impaired CGUs was estimated based on fair value less costs to sell methodology using estimated after-tax discounted cash flows on proved plus probable reserves for Sunrise and Western Canada CGUs, and proved plus probable and possible reserves for the White Rose CGU (Level 3). The Company used an after-tax discount rate of 10% (Level 3).
The following table summarizes impairment for each Upstream CGU:

CGU	Impairment recorded
($ millions)
Northern	421
Rainbow	241
Western Canada CGUs total	662
White Rose CGU	871
Sunrise CGU	707
Upstream CGUs total	2,240

The recoverable amount of the Upstream CGUs was $5.6 billion as at December 31, 2019. The recoverable amount is sensitive to commodity price, discount rate, production volumes, royalties, operating costs and future capital expenditures. Commodity prices are based on market indicators at the end of the period. Management's long-term assumptions are benchmarked against forward price curve and pricing forecasts prepared by external firms.
The table below summarizes the forecasted prices used in determining the recoverable amounts:

	WTI ($US/bbl)	Brent ($US/bbl)	Edmonton Light ($CDN/bbl)	AECO ($CDN/mcf)	Foreign Exchange ($US/$CDN)
2020	61.00	66.00	72.37	2.00	0.76
2021	64.00	68.00	76.62	2.25	0.77
2022	66.00	70.00	78.85	2.50	0.78
2023	68.00	72.00	80.38	2.75	0.79
2024	70.00	74.00	82.91	2.80	0.79
2025	71.40	75.48	84.57	2.86	0.79
2026(1)	72.83	76.99	86.26	2.91	0.79

(1)	Prices are escalated at 2% thereafter.
The discount rate for FVLCS represents the rate a market participant would apply to the cash flows in a market transaction. The discount rate is derived from the Company's post-tax weighted average cost of capital with appropriate adjustments made to reflect the risks specific to the CGUs. Production volumes, operating costs, royalties and future capital expenditures are based on management’s best estimates included in the long range plan approved by the Board of Directors.
A change in the discount rate or forward price over the life of the reserves will result in the following impact on the Upstream CGUs:

	Discount Rate		Commodity Price
($ millions)	1% Increase in Discount Rate	1% Decrease in Discount Rate	5% Increase in Forward Price	5% Decrease in Forward Price
Impairment of PP&E – Increase (Decrease)	528	(605)	(910)	904

Also included in depletion, depreciation, amortization and impairment for the year ended December 31, 2019 is a pre-tax impairment expense of$90 million (December 31, 2018 – $nil) at the Lloyd and Minnedosa Ethanol plants within the Canadian Refined Products segment. The impairment charge, reflected in the fourth quarter of 2019 and attributed to the CGUs noted above, was a result of sustained declines in forecasted ethanol margins. The recoverable amount of the impaired CGUs was estimated using after-tax discounted cash flows (Level 3). The Company used comparative market multipliers to corroborate discounted cash flow results.
The recoverable amount of these Downstream CGUs was $106 million as at December 31, 2019.
The following table summarizes impairment for each CGU in downstream:

CGU	Impairment recorded
($ millions)
Minnedosa Ethanol Plant	78
Lloydminster Ethanol Plant	12
Downstream CGUs total	90

Depletion, depreciation, amortization and impairment for the year ended December 31, 2019 also included a $254 million pre-tax derecognition of the carrying value of components replaced as part of the crude oil flexibility project at the Lima Refinery in the U.S Refining and Marketing segment (December 31, 2018 – a pre-tax impairment expense of $56 million related to the Superior Refinery in the U.S. Refining and Marketing segment).
Assets Dispositions
On November 1, 2019, the Company completed the sale of its Prince George Refinery to Tidewater Midstream and Infrastructure Ltd. for$215 million in cash plus an inventory closing adjustment of approximately $53.5 million. Upon completion of the sale of the Prince George Refinery, the Company entered into a supply agreement to purchase substantially all of the refinery's production, resulting in a $55 million sale leaseback.The transaction resulted in a pre-tax gain of $2 million and an after-tax gain of $1 million. The assets and related liabilities were recorded in the Canadian Refined Products segment.